SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report January 11, 2001
                                        ----------------
                        (Date of earliest event reported)


                               FORD MOTOR COMPANY
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        1-3950                                           38-0549190
        ------                                           ----------
(Commission File Number)                      (IRS Employer Identification No.)


 One American Road, Dearborn, Michigan                     48126
 -------------------------------------                     -----
(Address of principal executive offices)                 (Zip Code)



         Registrant's telephone number, including area code 313-322-3000
                                                            ------------

Item 5. Other Events.
---------------------

     News release dated January 11, 2001, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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                                    EXHIBITS
                                    --------

Designation       Description                            Method of Filing
-----------       -----------                            ----------------

Exhibit 20        News release dated January 11, 2001    Filed with this Report


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                       FORD MOTOR COMPANY
                                       ------------------
                                       (Registrant)


Date:  January 11, 2001                By: /s/ Kathryn S. Lamping
                                           ----------------------
                                               Kathryn S. Lamping
                                               Assistant Secretary




                                  EXHIBIT INDEX
                                  -------------


DESIGNATION       DESCRIPTION
-----------       -----------

Exhibit 20        News release dated January 11, 2001